United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         May 15, 2003
                                                        ---------------


                               PENNEXX FOODS, INC.
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               (Exact Name of Registrant as Specified in Charter)

 Pennsylvania                         000-31148                23-3008972
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(State or Other                      (Commission File          (IRS Employer
Jurisdiction of Incorporation)        Number)               Identification No.)


         5501 Tabor Avenue
    Philadelphia, Pennsylvania                                    19120
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         (Address of Principal                                 (Zip Code)
         Executive Offices)


                                 (215) 743-4331
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.    Financial Statements and Exhibits:

         (c) Exhibits:

         Exhibit No.      Description:

         99.1             Press Release, dated May 15, 2003.



Item 9. Regulation FD Disclosure (Information provided under Item 12. Disclosure of Results of Operations and Financial Condition)

         This information furnished under "Item 9. Regulation FD Disclosure" is provided under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On May 15, 2003, Pennexx Foods, Inc. issued a press release providing an update on its default under its Credit Agreement. A copy of the press release is attached as Exhibit 99.1.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PENNEXX FOODS, INC.
                                             (Registrant)


                                         By:  /s/ Michael D. Queen
                                             ----------------------------
Date: May 16, 2003                            Michael D. Queen, President

                                INDEX TO EXHIBITS

Exhibit
Number            Description

99.1              Press Release, dated May 15, 2003